UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Landry’s Restaurants, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

May 4, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders that will be held on June 1, 2006, at 11:00 a.m., local time, at the Downtown Aquarium, 410 Bagby Street, Houston, Texas. Parking will be validated.

The enclosed notice and proxy statement contain details concerning the business to come before the meeting. You will note that our Board of Directors recommends a vote “FOR” the election of six directors to serve terms of office expiring at the 2007 Annual Meeting of Stockholders and “FOR” the proposal to amend the Company’s 2003 Equity Incentive Plan. Please sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the meeting even if you cannot attend.

The Board of Directors and management look forward to seeing you at the Annual Meeting.

Very truly yours,

Tilman J. Fertitta

Chairman of the Board,

President and Chief Executive Officer

LANDRY’S RESTAURANTS, INC.

1510 West Loop South

Houston, Texas 77027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 1, 2006

Notice is hereby given that the Annual Meeting of Stockholders of Landry’s Restaurants, Inc. will be held at the Downtown Aquarium, 410 Bagby Street, Houston, Texas, on June 1, 2006, at 11:00 a.m., local time, for the following purposes:

1.	To elect six directors to serve a term of office expiring at the 2007 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified;

2.	To consider and act upon a proposal to amend the Company’s 2003 Equity Incentive Plan to permit restricted stock grants to non-employee Directors (the “Plan”); and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Our Board of Directors has fixed the close of business on April 19, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Annual Meeting and during regular business hours at our corporate offices at 1510 West Loop South, Houston, Texas 77027, for 10 days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes, even if you cannot attend, and in order that the presence of a quorum may be assured at the Annual Meeting. In the event you decide to attend the Annual Meeting, you may revoke the proxy and vote your shares in person.

BY ORDER OF THE BOARD OF DIRECTORS

Steven L. Scheinthal, Secretary

DATED: May 4, 2006

LANDRY’S RESTAURANTS, INC.

1510 West Loop South

Houston, Texas 77027

PROXY STATEMENT

Landry’s Restaurants Inc. (the “Company”) is mailing this proxy statement with the accompanying proxy card and its Annual Report to you on or about May 4, 2006. The enclosed proxy is solicited by the Board of Directors of the Company in connection with the Annual Meeting of Stockholders to be held on June 1, 2006, and any adjournment of that meeting. The Annual Meeting will be held at 11:00 a.m., local time, at the Downtown Aquarium, 410 Bagby Street, Houston, Texas.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

If you are a holder of the Company’s common stock according to its records at the close of business on April 19, 2006 (the record date for the Annual Meeting), you are entitled to vote at the Annual Meeting. On the record date, the Company had 22,121,926 shares of common stock issued and outstanding, exclusive of treasury shares. Each issued and outstanding share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting and can be voted only if the owner of record is present to vote or is represented by proxy.

HOW ARE VOTES COUNTED?

The holders of a majority in interest of all stock issued, outstanding and entitled to vote are required to be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are treated in the same manner as shares present or represented at the Annual Meeting for purposes of determining the existence of a quorum. (A “broker non-vote” occurs when a registered broker holding a customer’s shares in the name of the broker has not received voting instructions on a matter from the customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter. The broker will indicate this on the proxy card.)

The total number of votes that are cast “for” a proposal will determine whether the proposal is adopted. Abstentions are counted in determining the total number of votes cast. Broker non-votes are not counted in determining the number of votes cast.

The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote is required to elect directors and to approve the proposed amendment to the 2003 Equity Incentive Plan. In voting for the election of directors, you may cast your vote in favor or against, but you may not specify an abstention. No such restriction applies in voting on the 2003 Equity Incentive Plan.

WHAT HAPPENS IF I VOTE BY PROXY?

If you sign, date and return the enclosed proxy card in time for the Annual Meeting and do not subsequently revoke it, your shares will be voted in accordance with your instructions as marked on the proxy card. If you sign, date and return the proxy card, but do not specify how your shares are to be voted, then your shares will be voted FOR all nominees for director and FOR the amendment to the Plan. The Company is not aware of any matter to be considered at the Annual Meeting other than those referred to in this proxy statement. If any other business should properly come before the Annual Meeting, the persons named on the proxy card will vote according to their best judgment.

CAN I REVOKE MY PROXY CARD INSTRUCTIONS?

You may revoke your proxy at any time before it is exercised by returning to the Company another properly signed proxy card representing your shares and bearing a later date, or by delivering a written revocation letter to Steven L. Scheinthal, Secretary of the Company, or by attending the Annual Meeting in person, notifying the Secretary, and voting by ballot at the Annual Meeting. Mr. Scheinthal’s mailing address is Landry’s Restaurants, Inc., 1510 West Loop South, Houston, Texas 77027.

Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Secretary) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

WHAT DO I NEED TO DO IF I PLAN TO ATTEND THE ANNUAL MEETING?

If you are a holder of record of shares of common stock and you plan to attend the Annual Meeting, you need only bring a form of personal identification with you in order to be admitted to the Annual Meeting. If you are not a record holder of shares but hold the Company’s common stock through a bank or broker, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you hold your shares through a broker or bank and want to vote in person at the Annual Meeting, you will need to contact the registered holder of your shares and obtain a proxy in your name from that registered holder.

WHO PAYS THE EXPENSES OF THIS SOLICITATION?

The Company bears the cost of preparing, assembling and mailing the notice, proxy statement and proxy card for the Annual Meeting. In addition to such solicitation by use of the mails, the Company’s employees may solicit proxies by personal interview, by telephone or by other means of communication, without any additional compensation. The Company will also provide persons, firms, banks and corporations holding shares in their names, or in the names of their nominees, which in either case are beneficially owned by others, with proxy materials for transmittal to the beneficial owners, and the Company will reimburse the record holders for their reasonable expenses in transmitting those materials.

PROPOSAL I—ELECTION OF DIRECTORS

The Board of Directors has set the number of directors at six in accordance with the Company’s By-laws. All directors who have been nominated have consented to stand for election. Each nominee will serve until the 2007 Annual Meeting of the Company’s stockholders or until his respective successor is duly elected and qualified. A majority of shares present at the Annual Meeting is required to be cast in favor of a nominee for the election of each of the nominees listed below. At the Annual Meeting, the common stock represented by proxies, unless otherwise specified, will be voted for the election of the six nominees named below.

Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if that situation arises prior to the Annual Meeting, the persons named on the enclosed form of proxy will vote for a substitute nominee in accordance with their best judgment.

As set forth below, the Nominating and Corporate Governance Committee has established criteria for the selection and recommendation of candidates to become nominees submitted by the Board of Directors for election to the Board by the Company’s stockholders. As used herein, “Non-Employee” Directors are all Directors who are not Company employees. The Non-Employee Director nominees are Messrs. Chadwick, Richmond, Taylor and Brimmer.

Director Independence

The Board of Directors has set forth standards for determining if a Director is “independent” in accordance with the criteria, including any additional requirements for the committees on which each Director serves, set forth by the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (“SEC”). The Company’s Corporate Governance Guidelines provide that a Director will be considered independent if, in addition to meeting applicable NYSE and SEC criteria, the director meets the following standards:

•	No director who is an employee, or whose immediate family member is an executive officer of the Company is independent until three years after the end of such employment relationship.

•	No director who received, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

•	No director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company is independent until three years after the end of the affiliation or the employment of such auditing relationship.

•	No director who is employed or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee is independent until three years after the end of such service or the employment relationship.

•	No director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is independent until three years after falling below such threshold.

The Board has determined that each Non-Employee Director is independent in accordance with these criteria.

The following information is set forth with respect to the persons nominated for election as a director.

Nominees for Election at the Annual Meeting

Name	Age	Positions	Director Since	Term Expires
Tilman J. Fertitta (3)	48	President, Chief Executive Officer and Director	1993	2006
Steven L. Scheinthal (3)	44	Executive Vice President and General Counsel, Secretary and Director	1993	2006
Michael S. Chadwick (1)(2)	52	Director	2001	2006
Michael Richmond (1)(2)	58	Director	2003	2006
Joe Max Taylor (2)(4)	71	Director	1993	2006
Kenneth Brimmer (1)(4)	50	Director	2004	2006

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Executive Committee
(4)	Member of Nominating and Corporate Governance Committee

Mr. Fertitta has served as President and Chief Executive Officer of the Company since 1987. In 1988, he became the controlling stockholder and assumed full responsibility for all of the Company’s operations. Prior to serving as President and Chief Executive Officer of the Company, Mr. Fertitta devoted his full time to the control and operation of a hospitality and development company. Mr. Fertitta serves on the boards of the Houston Livestock Show and Rodeo, Space Center Houston, the Museum of Fine Arts, The Greater Houston Convention and Visitor’s Bureau, the Better Business Bureau of Houston, the Childress Foundation and the National Forest Foundation. He is also a minority partner in the Houston Texans National Football League team.

Mr. Scheinthal has served as Executive Vice President or Vice President of Administration, General Counsel and Secretary to the Company since September 1992. He devotes a substantial amount of time to lease and contract negotiations and is primarily responsible for the Company’s compliance with all federal, state and local ordinances. Prior to joining the Company, he was a partner in the law firm of Stumpf & Falgout in Houston, Texas. Mr. Scheinthal represented the Company for approximately five years before joining the Company. He has been licensed to practice law in the state of Texas since 1984.

Mr. Chadwick has been engaged in the commercial and investment banking businesses since 1975. From 1988 to 1994, Mr. Chadwick was President of Chadwick, Chambers & Associates, Inc., a private merchant investment banking firm in Houston, Texas, which he founded in 1988. In 1994, Mr. Chadwick joined Sanders Morris Harris, an investment banking and financial advisory firm, as Senior Vice President and a Managing Director in the Corporate Finance Group. Mr. Chadwick was elected to the Board of Directors of the Company in 2001.

Mr. Richmond currently serves as a Director and Vice Chairman of Woodforest National Bank, a Houston area-based bank. Prior to joining Woodforest National Bank in January 2003, Mr. Richmond worked for The Woodlands Operating Company, L.P., a developer specializing in master-planned communities, commercial and investment properties, from 1972 to 2002. Mr. Richmond served as President and CEO from 1998-2002 and held such other titles as COO, Senior Vice President of Financial Operations, Treasurer, and Controller. Mr. Richmond has been a certified public accountant since the 1970’s.

Mr. Taylor was formerly the chief law enforcement administrator for Galveston County, Texas. He has served as a Director and Executive Committee member of American National Insurance Company, a publicly-traded insurance company, for ten years and served on the Board of Directors of Moody Gardens, a hospitality and entertainment complex located in Galveston, Texas.

Mr. Brimmer is the Chief Executive Officer and Chairman of the Board of STEN Corporation, a publicly-traded, diversified business. Mr. Brimmer has served as a director of STEN Corporation since 1998 and has been CEO of STEN Corporation since October 2003. From April 2000 until June 2003, he served as Chairman and Director of Active IQ Technologies, Inc. and was Chief Executive Officer from April 2000 until December 2001. Previously, Mr. Brimmer was President of Rainforest Cafe, Inc. from April 1997 until April 2000 and was Treasurer from its inception in 1995 until April 2000. Prior to that, Mr. Brimmer was employed by Grand Casinos, Inc. and its predecessor from 1990 until April 1997. Mr. Brimmer also is a director and serves on both the Audit and Compensation Committees of Hypertension Diagnostics and Entrx Corporation. He has a degree in accounting and worked as a CPA in the audit division of Arthur Andersen & Co. from 1977 through 1981.

There were ten meetings of the Executive Committee, six meetings of the Audit Committee, two meetings of the Compensation Committee, one meeting of the Nominating and Corporate Governance Committee and six meetings of the Company’s Board of Directors held during 2005. All of the current Board members attended 75% or more of the meetings of the Board and of the committees of the Board on which they were members. It is the policy of the Board that, to the extent possible, all Directors attend the Annual Meeting of Stockholders. All Directors attended the 2005 Annual Meeting of Stockholders.

The Board of Directors recommends that stockholders vote “FOR” each nominee for the Board of Directors.

Executive Sessions of the Board of Directors

Non-Employee Directors meet regularly in executive sessions prior to or after scheduled meetings of the Board of Directors. Unless otherwise designated, Joe Max Taylor, the Chairman of the Compensation Committee, serves as the presiding director at each such executive session.

Communications with Directors

The Board of Directors has adopted corporate governance guidelines that provide that security holders of the Company and other interested parties may communicate with one or more of the Company’s Directors, including the Non-Employee Directors, by mail in care of: Steven L. Scheinthal, Secretary, Landry’s Restaurants, Inc., 1510 West Loop South, Houston, Texas 77027. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director or directors for review.

Codes of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that is applicable to all Company Directors, Officers and other employees. The Code is posted under the Corporate Governance portion of the Investor Relations section on the Company’s website at www.LandrysRestaurants.com and is available to any stockholder upon request. The Company has also adopted a Code of Ethics Statement by the Chief Executive Officer and Senior Financial Officers, which is filed with the SEC as an exhibit to the Company’s 2003 Annual Report on Form 10-K. If there are any changes or waivers of the Code of Business Conduct and Ethics which applies to the Chief Executive Officer and Senior Financial Officers, the Company will disclose it on its website in the same location.

EXECUTIVE OFFICERS

In addition to Messrs. Fertitta and Scheinthal, for which information is provided above, the following persons are executive officers:

Name	Age	Position	Officer Since
Richard E. Ervin	50	Executive Vice President of Restaurant Operations	1991
Richard (“Rick”) H. Liem	52	Senior Vice President of Finance and Chief Financial Officer	2004
Jeffrey L. Cantwell	41	Senior Vice President of Development	2006

Mr. Ervin has served as Executive Vice President of Restaurant Operations or Vice President of Restaurant Operations since 1991. Prior to that time, he was the Vice President of Internal Controls and Director of Beverage Operations. He has over 20 years of experience in high volume, multi-unit food and beverage operations. His experience includes new restaurant development and employee training programs.

Mr. Liem has served as Senior Vice President and Chief Financial Officer since June 2004. He has been employed by the Company since 1999 as the Vice President of Accounting or Corporate Controller. Mr. Liem joined the Company from Carrols Corporation, a restaurant company located in Syracuse, NY, where he was the Vice President of Financial Operations from 1994 to 1999. He was with the audit division of Price Waterhouse, L.L.P. from 1983 to 1994. Mr. Liem is a certified public accountant.

Mr. Cantwell has served as Senior Vice President of Development, Vice President of Development, and Director of Design and Construction. He was promoted to an Executive Officer in 2006. He has been employed by the Company since his graduation from Southwest Texas State University in June, 1992. While in college, he worked in many of the Company’s restaurants and developed a significant understanding of restaurant operations.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Executive Committee, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Company has reviewed its committee structure in order to fully satisfy the existing rules of the SEC and NYSE and believes that it satisfies all of such rules. Copies of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee Charters are available under the Corporate Governance portion of the Investor Relations section of the Company’s website at www.LandrysRestaurants.com.

Executive Committee

The Executive Committee has and may exercise all of the authority of the Board of Directors with respect to the management of its business, except with respect to certain specified matters that by law, its Certificate of Incorporation or its By-laws must be approved by the entire Board of Directors. The Executive Committee met ten times during 2005. All actions taken by the Executive Committee were subsequently ratified unanimously by the Board of Directors.

Audit Committee

The Audit Committee consists of three Non-Employee Directors. The members of the Audit Committee during 2005 were Michael Chadwick (Chairman), Michael Richmond and Kenneth Brimmer. The Audit Committee held six meetings in 2005. The Audit Committee’s primary purpose is to assist the Board of Directors oversight of (a) the integrity of the Company’s financial statements and disclosures; (b) the Company’s compliance with legal and regulatory requirements; (c) the independent auditor’s qualifications and independence; and (d) the performance of the Company’s internal audit function and independent auditors. The Audit Committee has the sole authority to appoint and terminate the Company’s independent auditors. The Company’s Board of Directors has determined that Mr. Chadwick, Chairman of the Audit Committee, is an “audit committee financial expert” as described in Item 401(h) of the SEC’s Regulation S-K. In addition, the Board of Directors has determined that each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of the NYSE. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). See “Report of the Audit Committee” below.

Compensation Committee

The Board of Directors has a Compensation Committee which consists of three Non-Employee Directors. The members of the Compensation Committee are Mr. Taylor (Chairman), Michael Chadwick and Michael Richmond. The Compensation Committee held two meetings during 2005. The Compensation Committee has the responsibility for assuring that the senior executives of the Company are compensated in a manner consistent with the compensation philosophy and strategy of the Board and in compliance with the requirements of the regulatory bodies that oversee the Company’s operations. Generally, the Committee is charged with reviewing and approving the Company’s compensation philosophy and its executive compensation programs, plans and awards. The Committee also administers the Company’s equity compensation plans and reviews and approves general employee benefit plans on an as-needed basis. The Company’s Board of Directors has determined that each member of the Compensation Committee is independent, as independence for compensation committee members is defined in the listings standards for the NYSE. See “Report of the Compensation Committee” below.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of two Non-Employee Directors. The current members of the Nominating and Corporate Governance Committee are Mr. Taylor (Chairman) and Mr. Brimmer. The Nominating and Corporate Governance Committee is charged with identifying and making recommendations to the Board of Directors of individuals suitable to become members of the Board of Directors and in overseeing the administration of the Company’s various policies related to corporate governance matters. The Nominating and Corporate Governance Committee met once in 2005.

Nominating and Corporate Governance Committee Director Nominations

The Nominating and Corporate Governance Committee has established criteria for the selection and recommendation of candidates to become nominees submitted by the Board of Directors for election to the Board of Directors by the Company’s stockholders. The Committee selects each recommended nominee based on the nominee’s experience, independence and availability. As set forth in the Company’s Corporate Governance Guidelines, the following criteria are considered in selecting candidates for the Board of Directors: a high degree of personal and professional ethics, integrity and values, an independent mind and mature judgment. In addition, candidates are to be involved only in activities or interests that would not create a conflict with potential directorial responsibilities to the Company and its stockholders.

When soliciting candidates for Director, the Corporate Governance and Nominating Committee may solicit suggestions from incumbent Directors, management and stockholders. While the Committee has authority under its charter to retain a search firm for this purpose, no such firm was utilized in 2005. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend that candidate’s election to the full Board of Directors.

Stockholder Nominations

The Charter of the Nominating and Corporate Governance Committee provides that the Nominating and Corporate Governance Committee will consider proposals for nominees for Director from stockholders. Stockholder nominations for Director should be made in writing to Mr. Steven L. Scheinthal, Secretary, Landry’s

Restaurants, Inc., 1510 West Loop South, Houston, Texas 77027. In order to nominate a Director at the Annual Meeting, the Company requires that a stockholder follow the procedures set forth herein. In order to recommend a nominee for a Director position, a stockholder must be a stockholder of record at the time he/she/or it gives notice of recommendation and must be entitled to vote for the election of Directors at the meeting at which such nominee will be considered. Stockholder recommendations must be made pursuant to written notice delivered to the Secretary at the principal executive offices of the Company (i) in the case of a nomination for election at an annual meeting, not less than 60 days prior to the first anniversary of the date of the Company’s notice of annual meeting for the preceding year’s annual meeting; and (ii) in the case of a special meeting at which Directors are to be elected, not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the meeting and of the nominees proposed by the Board of Directors to be elected at the special meeting. In the event that the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year’s annual meeting, the stockholder notice described above will be deemed timely if it is received not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

The stockholder notice must set forth the following:

•	As to each person the stockholder proposes to nominate for election as a Director, all information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such nominees as Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such person’s written consent to serve as a Director if elected; and

•	As to the nominating stockholder and the beneficial owner, if any, on whose behalf the nomination is made, such stockholder’s and beneficial owner’s, name and address as they appear on the Company’s books, the class and number of shares of the Company’s common stock which are owned beneficially and of record by such stockholder and such beneficial owner, and an affirmative statement of whether either such stockholder or such beneficial owner intends to deliver a proxy statement and form of proxy to a sufficient number of stockholders to elect such nominee or nominees.

In addition to complying with the foregoing procedures, any stockholder nominating a director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of its common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. The Company believes, based solely on a review of the copies of such reports furnished to it and on written representations from its directors and executive officers, all persons subject to the reporting requirements of Section 16(a) filed all reports required during, or with respect to, the year ended December 31, 2005 on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

The following table sets forth, as of the record date, certain information regarding the beneficial ownership of the Company’s common stock by (a) each person known to it to own beneficially more than five percent of the outstanding shares of the Company’s common stock, (b) each of its directors and nominees for director, (c) each executive officer named in the Summary Compensation Table below, and (d) all of its executive officers and directors as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned. The address of each of Messrs. Fertitta, Scheinthal, Liem, Chadwick, Ervin, Taylor, Richmond, Brimmer and Cantwell is 1510 West Loop South, Houston, Texas 77027.

Name of Beneficial Owner	Shares Beneficially Owned
	Number	Percent
Tilman J. Fertitta (1)	6,563,481	28.4%
Steven L. Scheinthal (2)(3)	159,300	*
Richard H. Liem (2)(3)	48,143	*
Michael S. Chadwick (2)	11,200	*
Joe Max Taylor (2)	6,000	*
Richard E. Ervin (2)(3)	184,500	*
Michael Richmond (2)	4,800	*
Kenneth Brimmer (2)	4,713	*
Jeffrey L. Cantwell (2)(3)	12,195	*
Dimensional Fund Advisors Inc. (4)	2,029,769	9.2%
NFJ Investment Group, L.P. (5)	1,664,000	7.5%
Goldman Sachs Asset Management, L.P. (6)	1,527,695	6.9%
All executive officers and directors as a group (9 persons) (7)	6,994,332	29.9%

*	Less than 1%.
(1)	Includes 966,667 shares subject to options owned by Mr. Fertitta that are immediately exercisable or will become exercisable within 60 days of the record date and 675,000 shares of restricted stock, 400,000 shares of which vest ten years from the effective date of grant and 275,000 shares of which vest seven years from the effective date of grant.
(2)	Includes 98,500; 10,000; 11,200; 6,000; 167,500; 4,800, 4,000 and 7,700 shares subject to options, respectively, for the persons named in the above table, which are exercisable within 60 days of the record date.
(3)	Includes restricted stock issued on April 6, 2006 which vests 20% a year over five years from the effective date of grant—20,000 shares for Mr. Scheinthal, 15,000 shares for Mr. Liem, 10,000 shares for Mr. Ervin and 4,285 shares for Mr. Cantwell.
(4)	The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The information set forth herein has been compiled from filings made with the SEC on Schedule 13G filed on February 6, 2006.
(5)	The address of NFJ Investment Group, L.P., 2100 Ross Avenue, Ste. 1840, Dallas, Texas 75201. The information set forth herein has been compiled from filings made with the SEC on Schedule 13G filed on February 14, 2006.
(6)	The address of Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, New York 10005. The information set forth herein has been compiled from filings made with the SEC on Schedule 13G filed on February 6, 2006.
(7)	Includes 1,276,367 shares subject to options for all officers and directors as a group which are, or will become exercisable within 60 days of the record date and 724,285 shares of restricted stock, 400,000 shares of which vest ten years from the effective date of grant, 275,000 shares of which vest seven years from the effective date of grant, and 49,285 shares of which vest 20% a year over five years from the effective date of grant.

EXECUTIVE COMPENSATION

The following table sets forth in summary, compensation paid by the Company and its subsidiaries for the year ended December 31, 2005 to its CEO and its other most highly compensated executive officers whose cash compensation exceeded $100,000:

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation Awards		All Other Compen- sation ($)
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Other Annual Compen- sation ($)	Securities Underlying Options (#)	Restricted Stock Awards SARS ($)
Tilman J. Fertitta, (2) President and Chief Executive Officer	2005 2004 2003	1,350,000 1,300,000 1,250,000	1,650,000 1,825,000 1,750,000	155,034 161,891 195,967	0 250,000 0	2,671,000 2,954,000 1,993,000	286,680 286,680 283,680

Steven L. Scheinthal, (3) Executive Vice President, Secretary & General Counsel	2005 2004 2003	325,000 315,000 305,000	400,000 425,000 410,000	— — —	0 40,000 0	— — —	34,350 34,350 7,450

Richard E. Ervin, (3) Executive Vice President of Restaurant Operations	2005 2004 2003	260,000 250,000 240,000	225,000 300,000 290,000	— — —	0 25,000 0	— — —	9,735 9,735 3,245

Richard H. Liem, (3) Senior Vice President of Finance and Chief Financial Officer	2005 2004 2003	225,000 185,000 160,000	200,000 190,000 45,000	— — —	0 25,000 0	— — —	16,663 16,663 1,455

Jeffrey L. Cantwell, (3) Senior Vice President of Development	2005 2004 2003	209,000 194,000 168,000	100,000 96,000 60,000	— — —	0 15,000 0	— — —	11,990 14,847 790

(1)	Bonuses were paid in the year following the date indicated in the table to reflect accomplishments in the year indicated, except $56,000 in 2004 for Mr. Cantwell which was a current year paid bonus.
(2)	“Other Annual Compensation” for 2005, 2004 and 2003 includes $106,612, $95,376 and $100,740, respectively for administrative services. In addition to the “Other Annual Compensation” for 2005, 2004 and 2003, the Company provided security services in the amount of $187,328, $164,459 and $162,590, respectively. “All Other Compensation” for 2005, 2004 and 2003 includes $283,680 each year for annual life insurance payments. In addition, “All Other Compensation” for 2005 includes the Company’s contribution under its deferred compensation plan for 2005 in the amount of $3,000, which amount was paid in 2006 and for 2004 includes the Company’s contribution under its deferred compensation plan for 2004 in the amount of $3,000, which amount was paid in 2005. The aggregate value of the 300,000 shares of restricted stock holdings at the end of the last completed fiscal year was $8,013,000. Dividends will be paid on the restricted stock.
(3)	These executive officers received personal benefits in addition to salary. However, the Company has concluded that the aggregate amount of such personal benefits do not exceed the lesser of $50,000 or 10% of annual salary and bonus reported for each such executive. “All Other Compensation” for 2005, 2004 and 2003 is for annual life insurance payments, and also includes for 2005 and 2004, the Company’s contribution in the amount of $12,000, $12,000 and $9,055, respectively for Mr. Scheinthal, Mr. Liem and Mr. Cantwell under the Company’s deferred compensation plan for 2005, which amounts were paid in 2006, and $12,000, $12,298 and $11,912, respectively for Mr. Scheinthal, Mr. Liem and Mr. Cantwell under the Company’s deferred compensation plan for 2004, which amounts were paid in 2005.

The following table provides details regarding stock options granted in 2005 to executive officers named in the Summary Compensation Table. In addition, in accordance with SEC rules, the hypothetical gains are shown that would exist for the respective options based on assumed rates of annual compounded growth in the stock price of 5% and 10% from the date the options were granted over the full option term. The actual value, if any, an executive may realize will depend on the spread between the market price and the exercise price on the date the options are exercised. No stock options were granted to executive officers last year.

OPTION GRANTS IN THE LAST FISCAL YEAR

	Individual Grants
Name	No. of Securities Underlying Options Granted in 2005	% of Total Options Granted to all Employees in 2005	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
					5%	10%
Tilman J. Fertitta	0	0%	N/A	N/A	N/A	N/A
Steven L. Scheinthal	0	0%	N/A	N/A	N/A	N/A
Richard H Liem	0	0%	N/A	N/A	N/A	N/A
Richard E. Ervin	0	0%	N/A	N/A	N/A	N/A
Jeffrey L. Cantwell	0	0%	N/A	N/A	N/A	N/A

AGGREGATED OPTION EXERCISES IN LAST FISCAL

YEAR AND FY-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year-End ($) (1) Exercisable/Unexercisable
Tilman J. Fertitta.	600,000	$8,940,000	883,334/166,666	$11,211,000/$0
Steven L. Scheinthal	60,000	$1,422,000	109,500/62,000	$1,642,065/$356,300
Richard E. Ervin	0	0	155,000/42,500	$2,724,000/$267,225
Richard H. Liem	8,000	$167,600	5,000/20,000	$0/$0
Jeffrey L. Cantwell	5,700	$120,548	3,000/16,800	$0/$66,968

(1)	The values were determined on the basis of the closing Common Stock price of $26.71 on December 30, 2005 (the last trading day of the year), and equals the aggregate amount by which the market value of the option shares exceeded the exercise price of outstanding options.

COMPENSATION OF DIRECTORS

Directors of the Company who are not executive officers received Director’s fees of $36,000 for 2005, plus the expenses incurred by them on behalf of the Company. Non-Employee Directors also receive $1,000 for each Audit, Compensation and Nominating and Corporate Governance Committee meeting, as well as other executive committees they attend. In addition, Mr. Taylor received $60,000 for consulting and governmental support services. Historically, each non-employee director has received stock options to acquire shares of common stock under the Company’s Non-Qualified Formula Stock Option Plan (“Directors’ Plan”) for non-employee directors. In the past, a non-employee director would receive an option to purchase 10,000 of shares of common stock upon their initial election to the Board and 2,000 shares each time such person was re-elected for an additional term as director. The Directors’ Plan expired by its own terms and no options were awarded to any of the non-employee directors upon their re-election in 2005. The Board of Directors is seeking Shareholder approval to provide for the issuance of 1,000 shares of restricted stock upon a non-employee director’s election to the Board or subsequent re-election. In 2005, in connection with their positions as Director as well as their functions as members of Committees of Non-Employee Directors, Messrs. Taylor, Richmond, Chadwick and Brimmer were paid $39,000, $42,000, $42,000 and $42,000, respectively.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

In August 1993, the Board of Directors established a Compensation Committee to review and approve the compensation levels of members of management, evaluate the performance of management, consider management succession and consider any related matters for the Company. The Committee is charged with reviewing with the Board of Directors in detail all aspects of compensation for the Company’s executive officers.

The philosophy of the Company’s compensation program is to employ, retain and reward executives capable of leading the Company in achieving the Company’s business objectives. These objectives include creating and preserving strong financial performance, increasing the Company’s assets, positioning the Company’s assets and business operations in geographic markets and industry segments offering long-term growth opportunities, enhancing stockholder value, and ensuring the Company’s survival. The Committee measures the accomplishment of these objectives against conditions prevalent in the industry within which the Company operates. In recent years, these conditions reflect a highly competitive market environment.

The available forms of executive compensation include base salary, cash bonus awards, stock grants and stock options. Each component is intended to serve the Compensation Committee’s philosophy; however, performance of the Company is a key consideration. The Company’s compensation policy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and the Company’s long term strategic direction and goals, it may not necessarily be the best current measure of executive performance. Therefore, the Company’s compensation policy also gives consideration to the achievement of specified business objectives when determining executive officer compensation. An additional objective of the Compensation Committee has been to reward executive officers with equity compensation in addition to salary in keeping with its overall compensation philosophy, which attempts to place equity in the hands of its key employees in an effort to further instill stockholder considerations and values in the actions of all the key employees and executive officers. In 2005, the Committee also reviewed the base salary and bonus recommendation made by the CEO based upon his assessment of the performance of individual executive officers and his assessment of each of the Company’s executive officers’ past performance and expectations as to future contributions.

In furtherance of the Company’s compensation philosophy and goal of employing, retaining and rewarding its executives who have demonstrated a desire and ability to lead the Company in the pursuit of its business objectives, in 2003 the Company entered into a Personal Service and Employment Agreement with the CEO. Prior to entering into the employment agreement, the Committee hired a compensation consultant to advise it concerning the appropriate compensation and perquisites, including long term compensation that should be paid to the CEO. The employment agreement, which is discussed in more detail below, became effective as of January 1, 2003 and terminates on December 31, 2007. The employment agreement establishes the framework for the initial base salary payable to the CEO and further provides for additional bonus awards under any bonus programs established by the Company and/or, based upon merit and the Company’s performance and provides a range of bonus awards from the Compensation Committee. The employment agreement also provides for certain additional executive benefits and perquisites to be provided to the CEO.

The employment agreement established the initial salary payable in 2003 for the CEO and a minimum base salary for 2005. In establishing the salary payable to the CEO for 2005, the Compensation Committee considered a number of factors. The general considerations included a review and evaluation of the compensation and salary levels for similar level executives for other comparable companies, the achievement of specified business objectives during the prior fiscal year including progress made by the Company in improving revenues, income and operating cash flows, and progress made by the Company in development and improvements in customer satisfaction. The stock grant and stock options were awarded to the CEO in accordance with the terms of his employment agreement. In determining the cash bonus awarded to the CEO, the Compensation Committee took into account the performance of the Company’s common stock, its increased revenues and earnings, the repositioning of the Company into gaming, the purchase of the Golden Nugget Hotels and Casinos and the exceptional performance required to develop significant projects in Texas and around the country.

Section 162(m) of the Internal Revenue Code generally denies a deduction to any publicly held corporation for compensation paid in a taxable year to the Company’s CEO and four other highest compensated officers to the extent that the officer’s compensation (other than qualified performance-based compensation) exceeds $1 million. The Compensation Committee does not intend to be limited in awarding executive compensation that meets the Section 162(m) deductibility requirements and has not structured the CEO’s bonus to satisfy Section 162(m). The Compensation Committee will exercise its discretion to award non-deductible compensation when it considers it in the best interests of the Company and stockholders to do so.

COMPENSATION COMMITTEE

Joe Max Taylor, Chairman

Michael Richmond

Michael S. Chadwick

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is or has been an officer or employee of the Company or any of the Company’s subsidiaries. The members of the Compensation Committee had no other relationships with the Company requiring disclosure pursuant to Item 404 of SEC Regulation S-K. No executive officer of the Company served as a member of the Compensation Committee (or other Board committee performing similar functions or, in the absence of any such committee, the entire Board of Directors) of another corporation whose executive officer served on the Compensation Committee. No executive officer of the Company served as a director of another corporation whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another corporation an executive officers of which served as a director of the Company.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

Effective January 1, 2003, the Company entered into a Personal Service and Employment Agreement with the CEO that set forth the general terms and conditions of his employment for the term commencing January 1, 2003. The contract expires at the end of 2007.

Pursuant to the terms and provisions of the Personal Service and Employment Agreement between the Company and Mr. Fertitta (the “CEO’s Agreement”), Mr. Fertitta agreed to serve as President and Chief Executive Officer of the Company through December 31, 2007. The CEO’s Agreement provides that Mr. Fertitta would devote substantially all of his time and attention to the business and affairs of the Company and will receive, among other things, an annual base salary in an amount not less than $1,250,000 and annual cash bonuses in amounts determined by the Compensation Committee. In addition, Mr. Fertitta was granted the right to receive stock options covering at least 800,000 shares, although only 250,000 options were granted in 2004, and 500,000 shares of restricted stock, to be issued in the amount of 100,000 shares a year over the term of the CEO Agreement. 100,000 shares of restricted stock were issued in 2005 to Mr. Fertitta. None of the restricted stock will vest until approximately 10 years from the effective date of the grant. Mr. Fertitta is also entitled to a life insurance policy and certain other benefits and perquisites, including use of a Company automobile and airplane, certain memberships, and matching charitable contributions. In 2006, the CEO Agreement was amended whereby the Company’s obligation to issue to Mr. Fertitta 550,000 stock options was converted to an obligation to issue 275,000 shares of restricted stock which were in fact issued in March 2006. The restricted stock will not vest until seven years from the date of the grant.

In the event Mr. Fertitta’s employment is terminated as a result of his death or disability (as defined in the CEO’s Agreement), he, or his legal representative, is entitled to receive all compensation he would otherwise have been entitled to receive throughout the remaining term of the employment period as well as other death or disability benefits provided by the Company. In addition, any stock options or restricted stock immediately vest. In the event Mr. Fertitta’s employment is terminated (i) by him other than for good reason, or (ii) by the Company for cause, Mr. Fertitta will receive all accrued compensation and other amounts owed to him as of the date of termination. In the event Mr. Fertitta’s employment is terminated (i) by the Company other than for cause, (ii) by Mr. Fertitta for good reason or (iii) after a change in control, Mr. Fertitta is entitled to receive, among other things, (a) a lump sum payment of $5,000,000 in consideration of his agreement not to compete with the Company, (b) an amount equal to three times 180% of his base salary, (c) an additional lump sum payment necessary to pay the life insurance policy, and (d) a continuation of certain other employee benefits.

PERFORMANCE GRAPH

Comparison of Five-Year Cumulative Total Return Among

Landry’s Restaurants, Inc., Dow Jones Global Index

And Dow Jones Restaurant Index

	01/01/01	01/01/02	01/01/03	01/01/04	01/01/05	01/01/06
Dow Jones Industrial Average	100	93	77	97	100	99
Dow Jones Restaurant Index	100	97	78	112	144	149
Landry’s Restaurants, Inc.	100	188	214	259	292	269

PROPOSAL II—PROPOSAL TO AMEND 2003 EQUITY INCENTIVE PLAN

The Company’s 2003 Equity Incentive Plan (“Plan”) was approved by the Company’s Board of Directors (the “Board”) on June 23, 2003. On February 21, 2006, the Board approved the amendments to the Plan (i) to allow for the issuance of restricted stock to non-employee directors; (ii) to provide for the issuance of 1,000 shares of restricted stock upon the election of a non-employee director to the Board with a two-year vesting schedule; and (iii) to provide for the issuance of 1,000 shares of restricted stock to each non-employee director who is re-elected to the Company’s Board with a two-year vesting schedule. The amendments do not change the Plan in any other manner. A copy of the 2003 Equity Incentive Plan, as Amended and Restated, is attached as Appendix A. The description of the Plan is qualified in its entirety by reference to Appendix A. The Board deems the amendments to the Plan to be in the best interest of the Company in view of the flexibility the Company will have to reward non-employee directors with restricted stock to better align their interests with the shareholders of the Company.

Presently, Messrs Chadwick, Richmond, Taylor and Brimmer are Non-Employee Directors. Assuming approval by the Stockholders of the amendment to the Plan; each will receive a restricted stock grant of 1,000 shares.

The Board unanimously recommends a vote “FOR” the proposal to amend the Company’s 2003 Equity Incentive Plan.

CERTAIN TRANSACTIONS

The Company’s policy is, to the extent practicable, to avoid transactions (except those which are employment related) with officers, directors, and affiliates. In any event, any such transactions will be entered into on terms no less favorable to the Company than could be obtained from third parties, and such transactions will be approved by a majority of the Company’s disinterested directors.

In 2003, the Company entered into a Management Agreement (the “Agreement”) with Fertitta Hospitality, L.L.C. (“Fertitta Hospitality”), which is jointly owned by the Chairman and Chief Executive Officer of the Company and his wife. Pursuant to the Agreement, the Company provides services to Fertitta Hospitality with respect to management and operational matters, administrative, personnel and transportation matters and receives a fee of $7,500 a month, plus reimbursement of expenses. The Management Agreement provides for a renewable three year term. The terms of the Management Agreement were approved by the Non-Employee Directors, who received an opinion of an independent consultant that the economic and non-economic terms of the Management Agreement were a fair-market transaction.

In 1999, the Company entered into a ground lease agreement with 610 Loop Venture, LLC, a company wholly-owned by the Chairman and Chief Executive Officer of the Company, on land adjacent to the Company’s corporate headquarters. The ground lease was for a term of five years with one option renewal period. Under the terms of the ground lease, 610 Loop Venture pays the Company base rent of $12,000 per month plus pro-rata real property taxes and insurance. 610 Loop Venture also has the option to purchase certain property based upon an appraised or predetermined value. In 2004, the ground lease agreement was extended for another five (5) years.

In 2002, in connection with the construction of a Rainforest Cafe restaurant on a prime tract of waterfront property in Galveston, Texas, the Company entered into a 20-year, with option renewals, ground lease agreement with Fertitta Hospitality having a base rent of $96,000 per year. Pursuant to the terms of the lease, the annual rent is equal to the greater of the base rent or sliding scale percentage rent from four to six percent of revenues, plus real property taxes and insurance. The terms of the lease were approved by the Non-Employee Directors, who received the opinion of an independent real estate firm that the economic and non-economic terms of the lease were a fair-market transaction. In 2005, the Company paid total base and percentage rent in the amount of $507,000.

As permitted by the employment contract between the Company and the CEO, the Company made a charitable contribution in the amount of $135,000 to a charitable foundation that the CEO served on as trustee in 2005.

On a routine basis the Company holds or hosts promotional events, training seminars and conferences for the Company’s personnel. In connection therewith, in 2005, the Company incurred expenses in the amount of $279,000 at resort hotel properties owned by the Company’s CEO and to which the Company provides management services. The amount that the Company paid is below the amount that would have been paid by an unaffiliated third party.

The Company and Fertitta Hospitality jointly sponsor events and promotional activities which result in shared costs and use of the Company’s personnel or Fertitta Hospitality employees and assets.

The above agreements were entered into between related parties and was not the result of arm’s-length negotiations. Accordingly, the terms of each transaction may have been more or less favorable to the Company than might have been obtained from unaffiliated third parties. The Company believes that the terms of each transaction were at least as favorable to the Company as that which could have been obtained in arm’s-length transactions with an unaffiliated party.

REPORT OF THE AUDIT COMMITTEE

FOR THE YEAR ENDED DECEMBER 31, 2005

The Audit Committee is composed of three Non-Employee Directors and acts under a written charter adopted by the Board of Directors. The Audit Committee has the sole responsibility for the appointment and retention of the Company’s independent auditors and the approval of all audit and engagement fees. The Audit Committee meets periodically with management, the internal auditors and the independent auditors regarding accounting policies and procedures, audit results and internal accounting controls. The internal auditors and the independent auditors have free access to the Audit Committee, without management’s presence to discuss the scope and results of their audit work. The Company’s management is primarily responsible for the Company’s financial statements and the quality and integrity of the reporting process, including establishing and maintaining the systems of internal controls over financial reporting and assessing the effectiveness of those controls. The independent auditors, Grant Thornton LLP (“GT”), are responsible for auditing those financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States as well as reporting on the effectiveness of the Company’s internal controls over financial reporting. On behalf of the Board of Directors, the Audit Committee monitors the Company’s financial reporting processes and systems of internal control, the independence and the performance of the independent accountants, and the performance of the internal auditors.

Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has discussed with the independent accountants their evaluation of the accounting principles, practices and judgments applied by management, and the Audit Committee has discussed any items required to be communicated to it by the independent accountants in accordance with standards established by the American Institute of Certified Public Accountants.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005, and matters related to Section 404 of the Sarbanes-Oxley Act of 2002 with the Company’s management and representatives of GT. The Audit Committee discussed with GT the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee discussed with GT their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has received from GT the written disclosure required by Standard No. 1.

During 2004, management completed the documentation, testing and evaluation of the Company’s internal controls over financial reporting. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during this process. In connection with this oversight, the Audit Committee received periodic updates provided by management and GT. In addition, management provided the Audit Committee with, and the Audit Committee reviewed, a report on the effectiveness of the Company’s internal control over financial reporting.

Based on the reviews and discussions described above, the Audit Committee has recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

The Audit Committee has again retained GT as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. A representative of GT will be present at the annual meeting. The representative will be given an opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

Audit Fees

During the year ended December 31, 2005, the aggregate fees billed by GT for the audit of the Company’s financial statements for such year and for the reviews of the Company’s interim financial statements were $841,815.

The aggregate fees billed by GT for the audit of the Company’s financial statements for 2004 and for the reviews of the Company’s interim financial statements were $784,374.

Audit-Related Fees

The Company did not pay any Audit-Related Fees for fiscal year ended December 31, 2005 to GT.

The Company paid Audit-Related Fees for fiscal year ended December 31, 2004 for assurance and related services rendered by GT that are reasonably related to the performance of the audit or review of the Company’s financial statements but not reportable as Audit Fees in the amount of $64,535.

Tax Fees

The Company did not pay any fees for professional services rendered by GT for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2005.

Prior to their retention as the Company’s independent registered public accounting firm, the Company incurred $62,965 in fees for professional services rendered by GT for tax compliance, tax advice and tax planning relating to certain state and sales tax liabilities during the fiscal year ended December 31, 2004. A portion of said amount, $50,965, was related to a contingent fee arrangement.

All Other Fees

The aggregate fees billed for services rendered by GT not reportable as Audit Fees, Audit-Related Fees or Tax Fees for the fiscal year, ended December 31, 2005 and December 31, 2004 were $0.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee annually reviews and pre-approves the audit, review, attest and permitted non-audit services to be provided during the next audit cycle by the independent registered public accounting firm. To the extent practicable, at the same meeting the Audit Committee also reviews and approves a budget for each of such services. Services proposed to be provided by the independent registered public accounting firm that have not been pre-approved during the annual review and the fees for such proposed services must be pre-approved by the Audit Committee. Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be approved by the Audit Committee.

All requests or applications for the independent registered public accounting firm to provide services to the Company must be submitted to the Audit Committee by the independent registered public accounting firm and management and state as to whether, in their view, the request or application is consistent with applicable laws, rules and regulations relating to independent registered public accounting firm independence. In the event that any member of management or the independent registered public accounting firm becomes aware that any services are being, or have been, provided by the independent registered public accounting firm to the Company without the requisite pre-approval, such individual must immediately notify the Chief Financial Officer, who must promptly notify the Chairman of the Audit Committee and appropriate management so that prompt action may be taken to the extent deemed necessary or advisable.

All of the services provided by the Company’s independent registered public accounting firm during 2004 and 2005 were pre-approved by the Audit Committee.

Submitted by the Audit Committee:

Michael S. Chadwick, Chairman

Michael Richmond

Kenneth Brimmer

PRIOR AUDITORS

On April 30, 2004, Ernst & Young LLP (“E&Y”) was dismissed as independent registered public accountants for the Company, effective upon that date, and on May 3, 2004, GT was appointed as the new independent registered public accountants for the Company to replace E&Y for the fiscal year ending December 31, 2004. The decision to dismiss E&Y and to appoint GT was recommended by the Audit Committee of the Company’s Board of Directors and was approved by the Company’s Board of Directors. The decision to dismiss E&Y was the result of the Company’s and E&Y’s conclusion to discontinue the client-auditor relationship.

E&Y’s reports on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has had no disagreements with its accountants on any accounting or financial disclosures, or auditing scope or procedure.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2007 Annual Meeting of Stockholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the proposal must be received by the Company at the Company’s principal executive offices not later than January 4, 2007. The Company will not be required to include in its proxy statement or form of proxy a stockholder proposal which is received after that date or which otherwise fails to meet requirements for stockholder proposals established by regulations of the Securities and Exchange Commission. The persons named in the Company’s form of proxy for the 2006 Annual Meeting of Stockholders will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Company does not receive notice by 45 days prior to the date this proxy is mailed even though there is no description of the proposal in the proxy statement.

If the date of the 2007 Annual Meeting of Stockholders is changed by more than 30 days from the date of the 2006 Annual Meeting of Stockholders:

•	The deadline for submitting proposals is a reasonable time before the Company begins to print and mail its proxy materials for its 2007 Annual Meeting of Stockholders, and

•	The persons named in the Company’s form of proxy for the 2007 Annual Meeting of Stockholders will be able to exercise discretionary authority if notice of the matter has not been received in an reasonable time before the Company mails its proxy materials for the 2007 Annual Meeting of Stockholders.

CORPORATE GOVERNANCE

The Company is committed to good corporate governance. The Company’s corporate governance is founded on a commitment to its stockholders’ interests and compliance with the corporate governance rules promulgated by the New York Stock Exchange and the Securities and Exchange Commission. In compliance with SEC and NYSE rules, the Board has adopted Corporate Governance Guidelines that govern the function and operation of the Company’s Board of Directors, including the qualification and independence standards for Board members. In addition, the Board of Directors has drafted Board Committee Charters and Code of Ethics to comply with the new strictures of the SEC and NYSE. The Company’s Corporate Governance Guidelines, Committee Charters and Code of Ethics may be found on its website at www.LandrysRestaurants.com and can also be obtained by directing a written request to Steven L. Scheinthal, Secretary, Landry’s Restaurants, Inc., 1510 West Loop South, Houston, Texas 77027.

FORM 10-K

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, but not the exhibits. Requests for copies of such report should be directed to Steven L. Scheinthal, Secretary, Landry’s Restaurants, Inc., 1510 West Loop South, Houston, Texas 77027. Copies of any exhibit to the Form 10-K will be forwarded upon receipt of a written request therefor addressed to Mr. Scheinthal.

EACH STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON IS URGED TO EXECUTE THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

Steven L. Scheinthal,

Secretary

May 4, 2006

Appendix A

LANDRY’S RESTAURANTS, INC.

2003 EQUITY INCENTIVE PLAN

(Amended and Restated)

The Landry’s Restaurants, Inc. 2003 Equity Incentive Plan (the “Plan”), which was adopted by the Board of Directors of Landry’s Restaurants, Inc., a Delaware corporation (the “Company”), on June 23, 2003, has been amended and restated and adopted by the Board of Directors of the Company on June 15, 2006.

ARTICLE 1

PURPOSE

The purposes of the Plan are to foster and promote the long-term financial success of the Company and its Subsidiaries and materially increase the value of the Company and its Subsidiaries by (a) encouraging the long-term commitment of the Employees and Outside Directors of the Company and its Subsidiaries, (b) motivating performance of the Employees and Outside Directors of the Company and its Subsidiaries by means of long-term performance related incentives, (c) encouraging and providing Employees and Outside Directors of the Company and its Subsidiaries with an opportunity to obtain an ownership interest in the Company, (d) attracting and retaining outstanding Employees by providing incentive compensation opportunities, and (e) enabling participation by Employees and Outside Directors in the long-term growth and financial success of the Company and its Subsidiaries.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Award” means the grant of any Restricted Stock, Incentive Stock Option, or Nonqualified Stock Option, with or without a CEV feature, Restricted Stock Units, Performance Award, Directors Stock Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.2 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.3 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.4 “Board” means the board of directors of the Company.

2.5 “CEV” or “Cash Equivalent Value” means the feature consisting of a payment in cash equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Option is exercised over the CEV Price for such shares.

2.6 “CEV Price” means the exercise price of each share of Common Stock covered by a CEV feature, determined on the Date of Grant of the Stock Option containing the CEV.

2.7 “Code” means the Internal Revenue Code of 1986, as amended.

2.8 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.9 “Common Stock” means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.10 “Company” means Landry’s Restaurants, Inc., a Delaware corporation, and any successor entity.

2.11 “Corporation” means any entity that (i) is defined as a corporation under Code Section 7701 and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.12 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.13 “Directors Stock Award” means an Award of Common Stock to an Outside Director pursuant to Section 6.12 hereof.

2.14 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.15 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.16 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.17 “Fair Market Value” means, as of a particular date, (i) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (iv) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

2.18 “Incentive” is defined in Section 2.1 hereof.

2.19 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.20 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

2.21 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan which is not an Incentive Stock Option.

2.22 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.23 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.24 “Outside Director” means a director of the Company or any Subsidiary of the Company who is not an Employee.

2.25 “Participant” means an Employee or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

2.26 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.27 “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.28 “Plan” means this Landry’s Restaurants, Inc. 2003 Equity Incentive Plan, as amended and restated as provided herein, and as subsequently amended from time to time.

2.29 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

2.30 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.31 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.32 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.33 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.34 “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and each of its Subsidiaries, for any reason; provided, however, if any Termination of Service provided for herein shall fall on a Saturday, Sunday or legal holiday, then such date of Termination of Service shall be deemed to be the first normal business day of the Company, at its office in Houston, Texas, before such Saturday, Sunday or legal holiday, or (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and each of its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Code Section 422 upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.34, in the event an Award issued under the Plan is subject to Code Section 409A, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.35 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.35, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3

ADMINISTRATION

Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two (2) persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board. If the Compensation Committee of the Board is not responsible for administering the Plan, the Compensation Committee shall have the right to exercise any of its responsibilities with respect to the Plan as set forth in its Charter.

If necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the 1934 Act, membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan (subject to the Compensation Committee of the Board’s responsibility to determine the Chief Executive Officer’s compensation). The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two (2) or more Incentives granted in tandem (that is, a joint grant where, under the terms of the Award Agreement, exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, no member of the Committee shall participate in any decisions regarding any Award granted hereunder to such member. All decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

Notwithstanding the provisions of the preceding paragraph, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award. The Authorized Officer shall notify the Committee in writing of the persons designated to receive such Awards, the type of Award or the type of Incentives subject to the Award, the Date of Grant, the number of shares of Common Stock that will be subject to such Awards, and the purchase price to be paid for such shares. If authorized to do so in the Board’s written resolution, the Authorized Officer shall cause the Company to execute an Award Agreement with the Participant, subject to the Committee’s ratification of such terms of an Award as required by law.

Within an administratively reasonable time after receipt of the Authorized Officer’s written notice of one or more Awards, the Committee shall authorize or ratify the grant of such Awards and shall prescribe all other terms of such Awards pursuant to its authority set forth in the preceding paragraphs of this Article 3.

The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, the Sarbanes-Oxley Act of 2002, Section 422 of the Code, Section 162(m) of the Code, Section 409A of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards. To the extent there are restrictions of applicable law that would affect the actions of the Committee or the composition of the Committee as otherwise provided for under the terms of the Plan, then notwithstanding the terms and provisions of the Plan, those restrictions of applicable law shall apply under the Plan as if those restrictions were fully set forth in the Plan.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer) of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company, or any Outside Director of the Company is eligible to participate in the Plan; provided that only Employees of the Company shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by the Committee selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is seven hundred thousand (700,000) shares, of which seven hundred thousand (700,000) shares may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued shares of Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied by the issuance of shares of Common Stock shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or only to the extent the Award ultimately is satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a CEV that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan or, if later and so required, the date of stockholder approval for the Plan. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and, where applicable, paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock shall be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), except as set forth in Section 6.12 hereof, the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan and to the extent a Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in subparagraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and, where applicable, the Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 CEV. A CEV feature of an Award shall entitle the Participant, at the discretion of the Committee, to receive from the Company cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of exercise by the Committee of the CEV feature) per share over the CEV Price per share specified for such CEV, multiplied by the total number of shares of the CEV being granted by the Committee. To the extent a CEV feature is subject to Section 409A of the Code, it shall be in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder). Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Each Performance Award shall have its own terms and conditions. At the time of the grant of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee:

(i) shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the attained levels of the Performance Goals which result from specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, so long as those transactions, events, changes and occurrences were not certain at the time the Performance Goal was initially established and the amount of the Performance Award for any Participant is not increased, unless the reduction in the Performance Goals would reduce or eliminate the amount of the Performance Award, and the Committee determines not to make such reduction; and

(ii) may provide for the manner in which the Performance Goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, to the extent those transactions, events, changes and occurrences have a positive effect on the attained levels of the Performance Goals, so long as the Committee’s actions do not increase the amount of the Performance Award for any Participant.

The determination of the amount of any reduction in the Performance Goals shall be made by the Committee in consultation with the Company’s independent auditor or compensation consultant. With respect to a Performance Award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a CEV are issued in a tandem Award, and the Committee determines to exercise the CEV with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12 Directors Stock Awards. Each Outside Director shall be granted one thousand (1,000) shares of Restricted Stock (i) if applicable, on the date said Outside Director is first elected to the Board, and (ii) on each date, if any, on which said Outside Director is re-elected to the Board. Each grant of shares of Restricted Stock hereunder shall have one-half vested on the first anniversary of the applicable date of grant and the second half vested on the second anniversary of the applicable date of grant, so long as said Outside Director has served continuously as a director during each said period of vesting; provided, however, that an Outside Director whose service during such two-year period was interrupted due to death or disability shall be vested in all shares of Restricted Stock which are not then vested. If an Outside Director ceases to serve as a director for any reason other than as provided in the preceding sentence prior to the vesting of shares of Restricted Stock granted hereunder, then all such unvested shares shall be forfeited as provided in Section 6.4 hereof. The Restricted Stock shall be subject to the other applicable provisions of Section 6.4 hereof, and for purposes of Section 6.4 the grants provided for in this Section 6.12 shall be treated as grants under an Award Agreement.

6.13 CEV Price. The CEV Price for any share of Common Stock subject to a CEV shall be equal to the Fair Market Value of the share on the Date of Grant of the grant which contains the CEV.

6.14 Maximum Individual Grants. No Participant may receive, during any fiscal year of the Company, Awards totaling an aggregate of more than seven hundred thousand (700,000) share of Common Stock.

ARTICLE 7

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee shall specify in the Award Agreement the Award Period. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service in accordance with the Award Agreement. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the Award Period of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee or other designated person setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”). Unless otherwise provided in the Award Agreement, on the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) to the extent otherwise permitted by applicable law, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is permitted by applicable law and acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option with an Option Price equal to the value of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as otherwise provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Company.

8.4 CEVs. Subject to the conditions of Section 6.4, this Section 8.4, the Award Agreement and such administrative regulations as the Committee may from time to time adopt, a CEV may be exercised by the delivery (including by FAX) to the Participant of written notice by the Committee or other designated person setting forth the number of shares of Common Stock with respect to which the CEV is to be exercised, the cash amount to be paid for said shares (as described below) and the date of exercise thereof (the “Exercise Date”). Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the Participant’s exercise of the Stock Option) per share of Common Stock over the CEV Price per share specified in such CEV, multiplied by the total number of shares of Common Stock covered by the exercised CEV.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required, either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421 and 422 of the Code, to the extent the Board intends for those provisions to apply, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by applicable law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on June 15, 2016, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 6.14 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or CEV Price of shares of Common Stock then subject to outstanding CEVs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate CEV Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Code Section 422. Such adjustments shall be made in accordance with applicable law and the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations and other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations and other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof and except as may be required to comply with Section 409A of the Code and the regulations and other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the exercise price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c) An Award that by its terms would be fully vested or exercisable upon such a reorganization, merger, consolidation, share exchange, proposed sale of all or substantially all of the assets of the Company or dissolution or liquidation of the Company will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Governing Law and Compliance With Other Laws and Regulations. The validity, construction and effect of the Plan, any Award Agreement and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law (including without limitation Section 16 of the 1934 Act, Sections 162(m) and 409A of the Code and the Sarbanes-Oxley Act of 2002) or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded; and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan, to pay the Company the amount of any taxes which the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made, unless otherwise provided in the Award Agreement, (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option granted to a Participant to be on terms which permit transfer by such Participant or by a Permitted Transferee to (i) the Company, (ii) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iv) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (v) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (vi) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision (“Permitted Transferees”), provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) except for transfers between Permitted Transferees, subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11,

13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option of any expiration, termination, lapse or acceleration of such Stock Option. Except as otherwise provided in the Award Agreement, the Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option that has been transferred by a Participant under this Section 15.7.

15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Landry’s Restaurants, Inc. 2003 Equity Incentive Plan, a copy of which is on file at the principal office of the Company in Houston, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Houston, Texas.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of June 15, 2006, by the duly authorized person named below and the Secretary pursuant to prior action taken by the Board.

LANDRY’S RESTAURANTS, INC.

By:
Name: Title:	Joe Max Taylor Chairman, Compensation Committee

Attest:

D-1413718.4

LANDRY’S RESTAURANTS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Tilman J. Fertitta and Steven L. Scheinthal or either of them, with power of substitution of each, are hereby authorized to represent the undersigned at the Annual Meeting of Stockholders of Landry’s Restaurants, Inc., to be held at the Downtown Aquarium, 410 Bagby Street., Houston, Texas, on June 1, 2006, at 11:00 a.m., and any adjournment or adjournments thereof, and to vote the number of shares which the undersigned would be entitled to vote if personally present.

To vote in accordance with the Board of Directors’ recommendations, just sign the reverse side; no boxes need be checked.

(Continued and to be signed on reverse side)

Please date, sign and mail your proxy card back as soon a possible!

Annual Meeting of Stockholders

LANDRY’S RESTAURANTS, INC.

June 1, 2006

Please Detach and Mail in the Envelope Provided

☒ Please mark your votes as in this example.

1. Election of Directors:

FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR
ALL NOMINEES LISTED BELOW
☐	☐

Nominees: Tilman J. Fertitta
Steven L. Scheinthal
Michael S. Chadwick
Michael Richmond
Joe Max Taylor
Kenneth Brimmer

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list above)

2.	Proposal to amend the Company’s 2003 Equity Incentive Plan

For	Against	Abstain
☐	☐	☐

3.	In their discretion, upon such other matters as properly come before the meeting.

When properly executed, this proxy will be voted as designated hereon by the undersigned. If no choice is specified, the proxy will be voted “FOR” the election of all nominees for Director listed hereon, “FOR” the amendment to the 2003 Equity Incentive Plan, and, according to the discretion of the proxy holders, on any other matters that may properly come before the Annual Meeting or any and all postponements or adjournments thereof.

PLEASE DO NOT FOLD OR MUTILATE THIS CARD

NOTE: Please sign exactly as your name appears on this card. On joint accounts, each joint holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

SIGNATURE	DATE , 2006

SIGNATURE	DATE , 2006